UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2022

Charlotte’s Web Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	000-56364	98-1508633
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Tech Court Louisville, Colorado	80027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 617-7303

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Effective as of November 1, 2022, Charlotte’s Web Holdings, Inc. (the “Company”) entered into a Manufacturing and Sales License Agreement (the “Agreement”) with Aphria, Inc., an Ontario corporation, an affiliate of Tilray Brands, Inc. (“Tilray”), pursuant to which the parties entered into a strategic alliance by which Tilray will have the rights to licensing, manufacturing, quality, marketing and distribution of Charlotte’s WebTM CBD hemp extract products in Canada. Pursuant to the Agreement, Tilray has the exclusive rights to the sale and distribution of Charlotte’s WebTM CBD hemp extract products in all channels, including medical, adult-use, and pharmacy (when permissible) where such products may be legally sold and distributed in Canada. Additionally, Tilray will have the first right exclusively to bring the Company’s new products into Canada. If Tilray fails to exercise such right within 30 days of being given notice by the Company of the proposed product introduction, the Company will have the right to seek an alternative distributor for such product introduction in Canada. Under the Agreement, Tilray’s responsibilities include sourcing raw materials, manufacturing the Company’s products, and packaging and labeling the Company’s products, all in accordance with applicable laws, the Company’s quality standards and specifications.

In consideration for the Agreement, Tilray has agreed to spend in each calendar year during the term of the Agreement (other than 2022) a minimum of five percent (5%) of net sales per year on advertising, retail marketing, direct to consumer advertising, and similar third-party marketing expenditures for the Company’s products. In addition, Tilray will spend an additional $250,000 (Canadian dollars) on marketing in the first contract year following 2022 to launch the Company’s brand into the Canadian market. Tilray will also pay the Company a monthly royalty of 10% of all net sales revenue received by Tilray from sales to third-party entities during the prior month.

The Agreement expires on October 31, 2026, unless earlier terminated by either party in accordance with the terms of the Agreement. The Agreement is also subject to termination for convenience by either party upon 6 months’ notice given on or after October 31, 2024.

Other than the Agreement, there are no other agreements or relationship between the Company and Tilray.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, but not necessarily in all cases, forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "targets", "expects" or "does not expect", "is expected", "an opportunity exists", "is positioned", "estimates", "intends", "assumes", "anticipates" or "does not anticipate" or "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might", "will" or "will be taken", "occur" or "be achieved". In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances contain forward-looking statements.  Forward looking statements in this Current Report on Form 8-K include expectations with respect to the consideration payable to the Company by Tilray under the Agreement.

Forward looking statements are not historical facts but instead represent management's current expectations, estimates and projections regarding the future of the Company’s business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking statements are necessarily based on a number of opinions, assumptions and estimates that, while considered reasonable by the Company as of the date of this Current Report on Form 8-K, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Important factors that could cause actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the factors discussed throughout the "Risk Factors" section in the Company's most recently filed Annual Report on Form 10-K and quarterly report on Form 10-Q and other filings with the Securities and Exchange Commission available on www.SEC.com and the Company's most recently filed annual information form available on www.SEDAR.com. Except as required by applicable securities laws, the Company undertakes no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 8.01.	Other Events.

On November 2, 2022, the Company issued a joint press release with Tilray announcing their strategic alliance for licensing, manufacturing, quality, marketing and distribution of Charlotte’s WebTM CBD hemp extract products in Canada. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit No.	Description

10.1†	Manufacturing and Sales License Agreement, effective November 1, 2022 by and among Aphria, Inc. and Charlotte’s Web, Inc.
99.1	Joint Press Release of Charlotte’s Web Holdings, Inc. and Tilray Brands, Inc. dated as of November 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document
†	Exhibits, schedules and annexes have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be supplementally provided to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARLOTTE’S WEB HOLDINGS, INC.

Date: November 4, 2022	By:	/s/ Stephen Rogers
Stephen Rogers
Senior Vice President - General Counsel and Corporate Secretary